UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 30, 2012

Managed Futures Premier BHM L.P.
(Exact name of registrant as specified in its charter)

Delaware                                                     000-54284 27-3371689
(State or other jurisdiction of incorporation)           (Commission File Number)              (IRS Employer Identification No.)

c/o Ceres Managed Futures LLC, 522 Fifth Avenue, 14th Floor, New York, NY 10036
(Address of principal executive offices)                                                                                                            (Zip Code)

Registrant’s telephone number, including area code:   (855) 672-4468

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Ceres Managed Futures LLC, the general partner of the Registrant, has determined to change the Registrant’s name to Managed Futures Premier BHM L.P.  The Registrant’s Certificate of Limited Partnership was amended and the Registrant’s Amended and Restated Limited Partnership Agreement was amended and restated as of November 30, 2012, to change the name of the Registrant to Managed Futures Premier BHM L.P.

A copy of the Certificate of Amendment of Certificate of Limited Partnership of the Registrant is filed herewith as Exhibit 3.1 and incorporated herein by reference, and a copy of the Form of Second Amended and Restated Limited Partnership Agreement of the Registrant is filed herewith as Exhibit 3.2 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit 3.1              Certificate of Amendment of Certificate of Limited Partnership of the Registrant dated as of November 30, 2012.

Exhibit 3.2	Form of Second Amended and Restated Limited Partnership Agreement of the Registrant dated as of November 30, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: December 5, 2012	MANAGED FUTURES PREMIER BHM L.P. By: Ceres Managed Futures LLC as General Partner /s/ Walter Davis Name: Walter Davis Title: President and Director